UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010 (October 21, 2010)

Behringer Harvard Short-Term Opportunity
Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 below is hereby incorporated by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 21, 2010, Behringer Harvard Landmark LP (“Borrower”), a wholly owned subsidiary of Behringer Harvard Short-Term Opportunity Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our,” or “us”), entered into the Renewal, Extension and Modification Agreement (“Loan Agreement”) with State Farm Bank, F.S.B. (“Lender”), an unaffiliated third party, effective October 1, 2010.  The Loan Agreement, among other things, extends the maturity date of the loan from October 1, 2010 to April 1, 2011 with options to extend the maturity date for up to six additional months and provides for early prepayment at discounted amounts.  Payments of interest only are due monthly with the unpaid principal balance and all accrued but unpaid interest due on April 1, 2011.  Amounts outstanding under the Loan Agreement bear interest at 4.0%.  The Loan Agreement required a principal payment of $1.0 million, which was paid from funds previously escrowed with the Landmark Lender, resulting in an outstanding principal balance of $21.0 million at October 21, 2010.

The above described loan obligation continues to be secured by a two-story office building acquired by the Registrant in 2005, containing approximately 122,273 rentable square feet located on approximately 8.6 acres of land in Dallas, Texas (“Landmark I”) and an additional two-story office building containing approximately 135,154 rentable square feet located on approximately 11.3 acres of land in Dallas, Texas (“Landmark II”) (collectively, “Landmark I & II”) through its direct and indirect partnership interests in the Borrower.  Landmark I & II is subject to a deed of trust to secure payment under the Loan Agreement.  The Registrant has guaranteed payment of the obligation under the Loan Agreement in the event that, among other things, the Borrower becomes insolvent or enters into bankruptcy proceedings.  The Loan Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.03 disclosure by reference.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD SHORT-TERM
OPPORTUNITY FUND I LP

	By:	Behringer Harvard Advisors II LP,
Co-General Partner

Dated: October 25, 2010		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1	Renewal, Extension and Modification Agreement by and between Behringer Harvard Landmark LP and State Farm Bank, F.S.B.